UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06445

                     The Herzfeld Caribbean Basin Fund, Inc.
                     ---------------------------------------
               (Exact name of registrant as specified in charter)

                      P.O. BOX 161465, MIAMI, FLORIDA 33116
                      -------------------------------------
               (Address of principal executive offices) (Zip code)

                               THOMAS J. HERZFELD
                        P.O. BOX 161465, MIAMI, FL 33116
                        --------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 305-271-1900

                        Date of fiscal year end: 06/30/08

                  Date of reporting period: 07/01/06 - 6/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

[FRONT COVER]

THE HERZFELD
CARIBBEAN BASIN
FUND, INC.

ANNUAL REPORT
JUNE 30, 2008

================================================================================

The Herzfeld Caribbean Basin Fund, Inc.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

Custodian
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA  02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

Independent Auditors
Rothstein Kass & Company, LLP
101 Montgomery Street, 22nd Floor
San Francisco, CA  94104

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund Inc.'s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela ("Caribbean Basin Countries"). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

                          Listed NASDAQ Capital Market
                                  Symbol: CUBA

Letter to Stockholders
================================================================================

                                    [PHOTO]
                               Thomas J. Herzfeld
                             Chairman and President

August 5, 2008

Dear Fellow Shareholders:

We are pleased to present our annual report for the period ended June 30, 2008. On that date the Fund's net asset value was $7.31 per share, which represents a loss of 13.12% for the one year period then ended (adjusted for distributions). The Fund's share price closed the fiscal year at $7.69 per share, down from $13.59 per share on June 30, 2007, and representing a 34.29% loss for the year (adjusted for distributions). A year-end distribution of $1.28 per share was paid in January 9, 2008, to shareholders of record December 12, 2007.

The first half of the calendar year was particularly challenging for both the U.S. and most foreign markets. As of the date of this writing, however, both the Fund's share price and net asset value have begun to recover, with particularly strong gains on days when oil prices are lower.

There have been no greater headwinds in the region than the rapid appreciation in crude oil prices. High oil prices affect nearly every industry in the Caribbean, including shipping, tourism and infrastructure. Many of our largest holdings, such as Royal Caribbean Cruises Ltd. (RCL), Carnival Corp. (CCL) and Copa Holdings, S.A. (CPA) have been especially hurt as their costs have increased as a result of rising oil prices. At current levels, we feel that much of the high price of oil is already reflected in the valuation of these companies, and any pullback in oil prices should benefit our portfolio.

In spite of the difficult market, the Fund traded at a premium to net asset value most of the fiscal year, reflecting continued interest by investors.

================================================================================

We continue to position the Fund's portfolio in companies we believe will benefit from resumption of U.S. trade with Cuba and continue to monitor the political situation in Cuba very closely. In February, Raul Castro was elected President by the National Assembly, officially taking power from his brother Fidel. Under Raul, the island nation has begun to show some changes. For instance, Cubans are now allowed to stay in hotels, buy electronic products, own cell phones, buy motorcycles and operate independent taxis. Additionally, the government is considering changing the wage laws and reviewing the currency. These developments could pave the way for further human rights advances. Violations of human rights have been one of the primary arguments in favor of keeping the U.S. Embargo against Cuba, and such positive developments, although small steps, could lead to a reevaluation of U.S. policy.

Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2008:

--------------------------------       -----------------------------------------
Geographic       % of Net Assets       Largest Portfolio         % of Net Assets
Allocation                             Positions

USA                       40.23%       Seaboard Corporation                6.87%
Mexico                    26.26%       Consolidated Water Co.              4.98%
Cayman Islands             7.02%       Watsco Incorporated                 4.78%
Panama                     6.08%       Carnival Corp.                      4.56%
Bahamas                    5.76%       Norfolk Southern Corporation        4.16%
Colombia                   3.99%       Coca Cola Femsa, S.A.B.
Latin American Regional    3.34%         de C.V. ADR                       4.05%
Netherlands Antilles       2.52%       Bancolombia, S.A.                   3.99%
Puerto Rico                2.35%       America Movil, S.A.B.
Belize                     0.71%         de C.V. ADR                       3.89%
Venezuela                  0.04%       Atlantic Tele-Network, Inc.         3.73%
Cuba                       0.00%       Teekay Corporation                  3.50%
Cash and other             1.70%
--------------------------------       -----------------------------------------

================================================================================

Daily net asset values, annual and semi-annual reports as well as press releases and other SEC filings on the Fund are available on the Internet at www.herzfeld.com.

I would like to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow stockholders for their continued support and suggestions.

                                             Sincerely,

                                             /s/ Thomas J. Herzfeld

                                             Thomas J. Herzfeld
                                             Chairman of the Board and President

Schedule of Investments as of June 30, 2008
================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------
Common stocks - 98.95% of net assets

Banking and finance - 9.20%
   34,500  Bancolombia, S.A.                                        $  1,082,955
   44,420  Banco Latinoamericano de Exportaciones, S.A.                  719,160
    6,500  Doral Financial Corp.*                                         88,010
   16,400  Grupo Financiero Banorte, S.A. de C.V. Series O                77,195
    9,900  Grupo Financiero Inbursa, S.A. de C.V. Series O                36,511
   50,000  Popular Inc.                                                  329,500
  192,200  W Holding Co. Inc.                                            163,370

Communications - 18.80%
   20,000  America Movil, S.A.B. de C.V. ADR                           1,055,000
   35,600  America Movil, S.A.B. de C.V. Series A                         93,286
   50,891  America Movil, S.A.B. de C.V. Series L                        134,590
   36,819  Atlantic Tele-Network, Inc.                                 1,012,891
   11,900  Carso Global Telecom, S.A.B. de C.V. Series A1*                65,276
  176,000  Fuego Entertainment Inc.*                                      22,880
   17,000  Garmin Ltd.                                                   728,280
      871  Grupo Iusacell, S.A. de C.V. Series V*                          8,453
   21,120  Grupo Radio Centro, S.A.B. ADR                                248,160
   32,400  Grupo Televisa, S.A.B. ADR                                    765,288
   13,400  Grupo Televisa, S.A.B. Series CPO                              63,503
   80,304  Spanish Broadcasting System, Inc.*                             91,547
   15,000  Telefonos de Mexico, S.A.B. de C.V. ADR Series L              355,200
   23,800  Telefonos de Mexico, S.A.B. de C.V. Series A                   27,626
   78,600  Telefonos de Mexico, S.A.B. de C.V. Series L                   93,370
   15,000  Telmex International, S.A.B. de C.V. ADR                      241,500
   23,800  Telmex International Series A                                  19,865
   78,600  Telmex International Series L                                  63,772
   13,900  TV Azteca, S.A.B. de C.V. Series CPO                            8,890

Conglomerates and holding companies - 1.75%
  250,000  Admiralty Holding Company*                                        200
    5,400  Alfa, S.A.B. de C.V. Series A                                  38,651
   42,595  BB Holdings Ltd.*                                             192,853
   30,300  Cockleshell Ltd. Ord.*                                         32,864
    3,200  Corporacion Interamericana de
              Entretenimiento, S.A.B. de C.V. Series B*                    6,519

-----------------------
*Non-income producing

                             See accompanying notes

================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------
Conglomerates and holding companies (continued)
   11,000  Grupo Carso, S.A.B. de C.V. Series A1                    $     51,350
    1,580  Grupo Kuo S.A.B. de C.V.*                                       1,150
       20  Grupo Pochteca, S.A.B. de C.V. *                                    9
    3,250  Shellshock Ltd. Ord.*                                           4,237
    2,900  Vitro, S.A.B. de C.V. Series A                                  4,931
   27,918  Vitro, S.A.B. de C.V.  ADR                                    142,382

Construction and related - 5.26%
   21,863  Cemex S.A.B. de C.V. ADR                                      540,016
   49,599  Cemex S.A.B. de C.V. Series CPO                               122,893
       20  Ceramica Carabobo Class A ADR*                                  4,657
   17,200  Consorcio ARA, S.A.B. de C.V.                                  15,892
    1,580  Dine S.A.B. de C.V. Series B*                                   1,434
    3,583  Empresas ICA, S.A.B. de C.V.*                                  22,457
      800  Grupo Cementos de Chichuahua, S.A.B. de C.V.                    4,346
   67,132  Mastec, Inc.*                                                 715,627

Consumer products and related manufacturing - 6.38%
   13,273  Grupo Casa Saba, S.A.B. de C.V. ADR                           434,691
   31,000  Watsco Incorporated                                         1,295,800

Food, beverages and tobacco - 6.41%
    1,219  Alsea, S.A.B. de C.V.                                           1,537
    3,000  Chiquita Brands International Inc.*                            45,510
   19,500  Coca Cola Femsa, S.A.B. de C.V. ADR                         1,099,605
      200  Coca Cola Femsa, S.A.B. de C.V. Series L                        1,133
   18,900  Fomento Economico Mexicano, S.A.B. de C.V.
              Series UBD                                                  86,101
   17,500  Fresh Del Monte Produce Inc.*                                 412,475
      800  Gruma, S.A.B. de C.V. Series B*                                 2,191
    7,600  Grupo Bimbo, S.A.B. de C.V. Series A                           50,082
    7,700  Grupo Modelo, S.A.B. de C.V. Series C                          39,226

Housing - 1.43%
    1,700  Corporacion Geo S.A.B. de C.V. Series B*                        5,694
      100  Desarrolladora Homex, S.A.B. de C.V.*                             975
   30,500  Lennar Corporation                                            376,370
      400  Sare Holding, S.A.B. de C.V. Series B*                            524
    1,500  Urbi Desarrollos Urbanos, S.A.B. de C.V.*                       5,190

-----------------------
*Non-income producing

                             See accompanying notes

================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------
Investment companies - 6.51%
   18,110  Latin America Equity Fund                                $    904,051
   21,140  The Mexico Fund, Inc.                                         741,803
      139  Western Asset Emerging Markets Debt Fund                        2,403
    9,000  Western Asset Worldwide Income Fund                           116,820

Leisure - 8.78%
   37,500  Carnival Corp.                                              1,236,000
   33,500  Royal Caribbean Cruises Ltd.                                  752,745
   13,900  Steiner Leisure Ltd.*                                         394,065

Medical - 2.61%
    8,386  Micromet Inc.*                                                 22,139
   23,660  Orthofix International N.V.*                                  684,957

Mining - 0.03%
    3,600  Grupo Mexico, S.A.B. de C.V. Series B                           8,176

Pulp and paper - 0.09%
    6,100  Kimberly-Clark de Mexico, S.A.B. de C.V. Series A              24,865

Railroad - 4.16%
   18,000  Norfolk Southern Corporation                                1,128,060

Retail - 0.87%
    3,700  Controladora Comercial Mexicana, S.A.B. de C.V.
             Series UBC                                                   11,114
    1,270  Grupo Elektra, S.A.B. de C.V. Series CPO                       46,776
   45,111  Wal-Mart de Mexico, S.A.B. de C.V. Series V                   178,977

Service - 0.01%
      700  Grupo Aeroportuario del Sureste,
              S.A.B. de C.V. Series B                                      3,631
      100  Promotora Ambiental, S.A.B. de C.V.*                              243

Trucking and marine freight - 14.08%
   61,404  Grupo TMM, S.A.B. ADR*                                        114,825
    1,201  Seaboard Corporation                                        1,862,751
   21,000  Teekay Corporation                                            948,780
    8,361  Teekay LNG Partners LP                                        220,145

-----------------------
*Non-income producing

                             See accompanying notes

================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------
Trucking and marine freight (continued)
   66,797  Trailer Bridge, Inc.*                                    $    384,751
   23,000  Ultrapetrol Bahamas Ltd.*                                     290,030

Utilities - 8.84%
   12,000  Caribbean Utilities Ltd. Class A                              141,120
   68,241  Consolidated Water, Inc.                                    1,351,172
      700  Cuban Electric Company*                                        14,000
   41,500  Teco Energy Inc.                                              891,835

Other - 3.74%
   33,000  Copa Holdings S.A.                                            929,280
   13,000  Impellam Grp.*                                                 20,827
   55,921  Margo Caribe, Inc.*                                            56,480
      100  Mexichem S.A.B. de C.V.                                           809
      843  Siderurgica Venezolana Sivensa, S.A. ADR                        6,674
       75  Siderurgica Venezolana Sivensa, S.A. Series B                     594
   45,000  Xcelera, Inc. (Note 2)*                                            --
                                                                    ------------
Total common stocks (cost $27,410,900)                              $ 26,846,548

Bonds - 0% of net assets
 $165,000  Republic of Cuba - 4.5%, 1977 - in default
              (cost $63,038) (Note 2)*                                        --

Other assets less liabilities - 1.05% of net assets                    $ 284,006
                                                                    ------------
Net assets - 100%                                                   $ 27,130,554
                                                                    ============

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America                                                  40.23%
Mexico                                                                    26.26%
Cayman Islands                                                             7.02%
Panama                                                                     6.08%
Bahamas                                                                    5.76%
Other, individually under 5%**                                            14.65%
                                                                         -------
                                                                         100.00%
-----------------------
*Non-income producing
**Amount includes other assets less liabilities of 1.05%

                            See accompanying notes.

Statement of Assets and Liabilities as of June 30, 2008
================================================================================

ASSETS

   Investments in securities, at market value (cost $27,473,938)
        (Notes 1 and 2)                                                           $ 26,846,548
   Cash                                                                                168,626
   Receivable for securities sold                                                      175,374
   Dividends receivable                                                                 38,279
   Other assets                                                                         33,249
                                                                                  ------------
      TOTAL ASSETS                                                                  27,262,076

LIABILITIES

   Accrued investment advisor fee (Note 3)                              106,107
   Other payables                                                        25,415
                                                                   ------------
      TOTAL LIABILITIES                                                                131,522
                                                                                  ------------
NET ASSETS (Equivalent to $7.31 per share
   based on 3,713,071 shares outstanding)                                         $ 27,130,554
                                                                                  ============
Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
      shares authorized; 3,713,071* shares issued
      and outstanding                                                             $      3,713
   Additional paid-in capital                                                       27,029,699
   Undistributed net investment income                                                 223,781
   Accumulated net realized gain on investments                                        500,751
   Net unrealized loss on investments (Notes 4 and 5)                                 (627,390)
                                                                                  ------------
      NET ASSETS                                                                  $ 27,130,554
                                                                                  ============

*213,222 shares issued through dividend reinvestment plan and 1,812,293 shares issued through rights offering (Note 6)

                            See accompanying notes.

Statement of Operations
Year Ended June 30, 2008
================================================================================

INVESTMENT INCOME AND EXPENSES
   Dividends and interest                                                 $ 1,091,031
                                                                          -----------
   Investment advisor fees (Note 3)                        $   364,928
   Professional fees                                            79,535
   Custodian fees                                               54,000
   Insurance                                                    46,665
   Printing and postage                                         28,220
   CCO salary                                                   21,080
   Transfer agent fees                                          17,500
   Director fees                                                15,200
   Listing fees                                                 15,000
   Proxy services                                                9,450
   Other                                                        21,886
                                                           -----------
      Total investment expenses                                               673,464
                                                                          -----------
      NET INVESTMENT INCOME                                                   417,567

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on investments and foreign currency     3,127,940
   Net increase (decrease) in unrealized appreciation
      (depreciation) on investments and foreign currency    (8,184,478)
                                                           -----------
      NET LOSS ON INVESTMENTS                                              (5,056,538)
                                                                          -----------
NET DECREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                                                  ($4,638,971)
                                                                          ===========

                             See accompanying notes.

Statements of Changes in Net Assets
Years Ended June 30, 2008 and 2007
================================================================================

                                                               2008           2007
INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income (loss)                            $    417,567   ($   263,944)
   Net realized gain on investments and
      foreign currency                                        3,127,940      1,894,365
   Net increase (decrease) in unrealized appreciation
      (depreciation) on investments and foreign currency     (8,184,478)     2,866,877
                                                           ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   resulting from operations                                 (4,638,971)     4,497,298

DISTRIBUTIONS TO STOCKHOLDERS:
   Net investment income                                       (200,000)            --
   Long-term realized gains                                  (4,279,807)    (1,677,636)
                                                           ------------   ------------
NET DISTRIBUTIONS TO STOCKHOLDERS                            (4,479,807)    (1,677,636)
                                                           ------------   ------------
CAPITAL STOCK TRANSACTIONS:
   Shares issued in reinvestment of distribution
     (213,222 shares and 9,920 shares in 2008 and
     2007, respectively) (Note 6)                             1,692,977        108,062
   Shares issued in rights offering net of rights
     offering costs (1,812,293 shares) (Note 6)              18,075,138             --
                                                           ------------   ------------
TOTAL INCREASE IN NET ASSETS                                 10,649,337      2,927,724

NET ASSETS:

   Beginning                                                 16,481,217     13,553,493

   Ending                                                  $ 27,130,554   $ 16,481,217
                                                           ============   ============

                             See accompanying notes.

Financial Highlights
Years Ended June 30, 2004 through 2008
================================================================================

                                                              2008           2007           2006           2005           2004
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for the year)
Net asset value, beginning of year                         $     9.77     $     8.08     $     7.33     $     5.43     $     3.95
                                                           ----------     ----------     ----------     ----------     ----------

Operations:
   Net investment income (loss)(1)                               0.22          (0.14)         (0.16)         (0.09)         (0.07)
   Net realized and unrealized gain (loss) on investment
     transactions(1)                                            (1.40)          2.83           1.08           1.99           1.55
                                                           ----------     ----------     ----------     ----------     ----------
      Total from operations                                     (1.18)          2.69           0.92           1.90           1.48
                                                           ----------     ----------     ----------     ----------     ----------

Distributions:
   From net investment income                                   (0.06)            --             --             --             --
   From net realized gains                                      (1.22)         (1.00)         (0.17)            --             --
                                                           ----------     ----------     ----------     ----------     ----------
      Total distributions                                       (1.28)         (1.00)         (0.17)            --             --
                                                           ----------     ----------     ----------     ----------     ----------

Net asset value, end of year                               $     7.31     $     9.77     $     8.08     $     7.33     $     5.43
                                                           ----------     ----------     ----------     ----------     ----------

Per share market value, end of year                        $     7.69          13.59     $     7.57     $     6.30     $     4.87
                                                           ----------     ----------     ----------     ----------     ----------

Total investment return (loss) based on
   market value per share                                      (34.29%)        94.61%         22.86%         29.36%         39.54%
                                                           ----------     ----------     ----------     ----------     ----------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                         $   27,131     $   16,481     $   13,553     $   12,292     $    9,109
                                                           ----------     ----------     ----------     ----------     ----------
Ratio of expenses to average net assets                          2.74%          3.28%          3.37%          3.55%          3.67%
                                                           ----------     ----------     ----------     ----------     ----------
Ratio of net investment income (loss)
  to average net assets                                          1.70%         (1.83%)        (1.95%)        (1.47%)        (1.39%)
                                                           ----------     ----------     ----------     ----------     ----------
Portfolio turnover rate                                            25%            28%            40%            30%            23%
                                                           ----------     ----------     ----------     ----------     ----------

(1)Computed by dividing the respective year's amounts from the Statement of Operations by the average outstanding shares for each year presented. For 2008, amounts were computed using the weighted average outstanding shares due to the significant one-time increase in shares from the rights offering.

                            See accompanying notes.

Notes to Financial Statements
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters
--------------------------------

The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, "Caribbean Basin Companies"). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At June 30, 2008, the Fund had foreign investments in companies operating principally in Mexico and the Cayman Islands representing approximately 26% and 7% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is State Street Bank & Trust Company ("SSBT"), 200 Clarendon Street, PO Box 9130, Boston, Massachusetts 02117.

Security Valuation
------------------

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Notes to Financial Statements
================================================================================

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statements.

In February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115" (SFAS No. 159). SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Fund's financial statements.

Income Recognition
------------------

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Pursuant to a custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. Credit balances used to reduce the Fund's custodian fees for the year ended June 30, 2008 were approximately $2,362. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund's practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions
------------------------------------

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Notes to Financial Statements
================================================================================

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes
------------

The Fund's policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders
-----------------------------

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the year ended June 30, 2008, a distribution from long-term capital gains of $1.223 per share and a net investment income distribtuion of $0.057 per share was declared on November 26, 2007, payable on January 9, 2008 to stockholders of record December 12, 2007. The distribution was paid in stock, unless an election to receive cash was made by the stockholder. Shares were issued at a reinvestment price of $7.94 per share, which was equal to the net asset value of the common shares on the payable date of the distribution, January 9, 2008.

NOTE 2. NON-MARKETABLE SECURITY OWNED

Investments in securities, at market value include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds were listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July 1995 and trading in the bond was suspended as of December 28, 2006. The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of June 30, 2008, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

Notes to Financial Statements
================================================================================

Investments in securities also include 45,000 shares of Xcelera, Inc. The security traded on the Pink Sheets until the first quarter of 2007 when trading was discontinued. As of June 30, 2008, the position was valued at $0 by the Board of Directors, which approximates the position's fair value.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the "Advisor"), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets. Total fees for the year ended June 30, 2008 amounted to $364,928, of which $106,107 is payable as of June 30, 2008.

During the year ended June 30, 2008, the Fund paid $34,866 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor, at an average cost per share of $0.04.

A director of the Fund serves on the Board of Directors of Margo Caribe, Inc., a company in which the Fund has an investment.

A director of the Fund is the owner of the Advisor and Thomas J. Herzfeld & Co., Inc.

The Fund reimbursed the Advisor in the amount of $21,080 for the portion of the chief compliance officer's (the "CCO") salary determined to be attributable to the services provided as CCO of the Fund.

NOTE 4. INVESTMENT TRANSACTIONS

During the year ended June 30, 2008, purchases and sales of investment securities were $23,986,609 and $5,237,623, respectively.

At June 30, 2008, the Fund's investment portfolio had gross unrealized gains of $3,552,023 and gross unrealized losses of $4,179,413, resulting in a net unrealized loss of $627,390 for financial statement purposes.

NOTE 5. INCOME TAX INFORMATION

For financial statement purposes, the Fund's net investment income for the year ended June 30, 2008 differs from the net investment income for tax purposes due to the tax characterization of foreign currency income received by the Fund. Realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

As of June 30, 2008, for tax purposes the Fund's undistributed net investment income was $223,781 and its undistributed realized gain on investments was $556,468.

Notes to Financial Statements
================================================================================

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $55,717 due to wash sale adjustments. As of June 30, 2008, gross unrealized gains were $3,496,306 and gross unrealized losses were $4,179,413 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2008 result from differences between book and tax accounting for foreign currency income. Such amounts have been reclassified as follows:

                           Accumlated Net     Accumulated Net
                             Investment      Realized Gain on    Additional Paid
                               Income           Investments        in Capital
--------------------------------------------------------------------------------
Year ended June 30, 2008     $     6,214      $     (6,214)      $         --
--------------------------------------------------------------------------------

In June, 2006, FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, and was adopted by the Fund on July 1, 2007. The adoption had no effect on the Fund's financial statements.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Rights Offering

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights offering. Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 additional shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund's common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days. The final subscription price was $10.04 per share. Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284. The net asset value of the Fund's common shares was increased by approximately $0.09 per share as a result of the share issuance.

Notes to Financial Statements
================================================================================

Year-End Distributions

On January 9, 2008, the Fund issued 213,222 common shares in connection with a year-end distribution of $1.28 per share paid in stock. Stockholders were also given the option of receiving the payment in cash. Shares were issued at $7.94 per share, equal to the net asset value of the Fund on the payable date of January 9, 2008. New shares were issued at net asset value per share, therefore the reinvestment of distributions had no effect on net asset value.

On January 12, 2007, the Fund issued 9,920 common shares in connection with the 2006 year-end distribution of $1.00 per share. The distribution was paid on January 12, 2007 to shareholders of record December 15, 2006.

Directors and Officers of the Fund
================================================================================

                                                                                                    Number of
                                            Term of                                                 Portfolios
Name                         Position(s)   Office and       Principal Occupation(s)                 In Complex            Other
Address                         Held     Lenth of Time        During Past 5 Years                    Overseen         Directorships
and Age                      with Fund       Served                                                 By Director     Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors
--------------------

Thomas J. Herzfeld*          President,  three years;     Chairman and President of                      2      The Cuba Fund, Inc.
PO Box 161465                Chairman,   1993 to present  Thomas J. Herzfeld & Co., Inc.,                       (in registration)
Miami, FL  33116             Director                     a broker dealer, and Thomas J.
Age: 63                                                   Herzfeld Advisors, Inc.

Independent Directors
---------------------

Ann S. Lieff                 Director    three years;     President of the Lieff Company, a              1      Hastings
c/o The Herzfeld Caribbean               1998 to present  management consulting firm that                       Entertainment, Inc.;
Basin Fund, Inc.                                          offers ongoing advisory services as                   Birks & Mayors, Inc.
PO Box 161465                                             a corporate director to several leading
Miami, FL 33116                                           regional and national retail operations,
Age: 56                                                   1998-present; former CEO Spec's Music
                                                          1980-1998, a retailer of recorded music.

Michael A. Rubin             Director    three years;     Partner of Michael A. Rubin P.A.,              1      Margo Caribe, Inc.
c/o The Herzfeld Caribbean               2002 to present  attorney at law; Broker, Oaks
Basin Fund, Inc.                                          Management & Real Estate Corp.,
PO Box 161465                                             a real estate corporation
Miami, FL 33116
Age: 66

Kay W. Tatum, Ph.D., CPA     Director    three years;     Chair and Associate Professor of               1      None
c/o The Herzfeld Caribbean               2007 to present  Accounting, University of Miami
Basin Fund, Inc.                                          School of Business Administration,
PO Box 161465                                             2004-present; Associate Professor of
Miami, FL                                                 Accounting, University of Miami
33116                                                     1992-present; Assistant Professor of
Age: 56                                                   Accounting, University of Miami,
                                                          1986-1992.


Officers
--------

Cecilia L. Gondor            Secretary,  1993 to present  Executive Vice President of                    N/A
PO Box 161465                Treasurer                    Thomas J. Herzfeld & Co., Inc.,
Miami, FL  33116                                          a broker dealer, and Thomas J.
Age: 46                                                   Herzfeld Advisors, Inc.

*Mr. Herzfeld is considered an "interested person" of the Fund, as defined in
Section 2(a)(19) of the 1940 Act and the rules thereunder because of his position with the Advisor.


                                    -20 & 21-

     Certified      Rothstein, Kass & Company, LLP       Beverly Hills
     Public         101 Montgomery Street, 22nd Floor    Dallas
     Accountants    San Francisco, CA 94596              Denver
                    Tel  415.788.6666                    Grand Cayman
                    Fax  415.788.1890                    New York
                    www.rkco.com                         Richmond
                                                         San Francisco
                                                         Walnut Creek

[LOGO] Rothstein Kass

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Stockbrokers of The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") as of June 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and financials highlights for each of three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended June 30, 2005 were audited by an independent registered public accounting firm whose report dated July 14, 2005 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of the internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2008, the results of the operations for the year then ended, the changes in net assets for each of the two years in the period ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Rothstein, Kass & Company, LLP

San Francisco, California
August 15, 2008

Privacy Policy
================================================================================

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Quarterly Portfolio Reports
================================================================================

The Fund files quarterly schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund's website at www.herzfeld.com/cuba.htm, by calling the Fund at 800-TJH-FUND, or on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

Proxy Voting Policies and Procedures
================================================================================

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC's website at www.sec.gov.

Information on how the investment adviser voted proxies on the Fund's behalf for the twelve month period ended June 30 is provided in the Fund's Form N-PX which is is available on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-PX can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL  33116

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2007 and 2008.

 Fiscal Year                          Audit-Related        Tax       All Other
 Ended June 30,      Audit Fees           Fees           Fees(1)      Fees(2)

 2007                 $36,500             $4,500          $5,250         $0
 2008                 $39,500            $12,500         $12,000         $0

(1) These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns

(2) These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2007 and 2008 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2007 and $0 for 2008.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2007, the registrant's audit committee was comprised of Kay W. Tatum, Ann S. Lieff, and Michael A. Rubin.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable as schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Thomas J. Herzfeld, Chairman and President of The Herzfeld Caribbean Basin Fund, Inc. serves as the portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of August 29, 2008.

(a)(2)(i) and (ii) Mr. Herzfeld is also portfolio manager for approximately 46 other accounts comprising $48 million under management, and 0 pooled investment vehicles comprising $0 under management, however, none of the these accounts are managed with an investment strategy similar to the Fund's. The Fund is the only investment company managed by Mr. Herzfeld; the Fund has total assets of approximately $27 million.

(a)(2)(iii) No accounts are charged fees based on performance. For accounts other than the Fund, fees are calculated as a percentage of the value of assets under management at the end of each quarter.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Mr. Herzfeld's management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The advisor and the Fund have adopted procedures overseen by the Chief Compliance Officer ("CCO") intended to monitor compliance with such policies which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other account. The CCO of the Fund reports directly to the Board of Directors at least annually.

(3) Mr. Herzfeld receives no direct compensation from the Fund for his services as Portfolio Manager. Mr. Herzfeld is 100% owner of the Advisor, a Subchapter S Corporation, therefore he profits from the success of the Advisor and is taxed on its profits.

(4)(a) Range of value of shares of the Fund owned by Mr. Herzfeld as of June 30, 2008: $100,001-$500,000.

(4)(b) Range of value of shares of the Fund owned by Mr. Herzfeld as of the date of this filing: $100,001-$500,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

----------------------------------------------------------------------------------------------------------------------
                                                                          (c) Total Number of    (d) Maximum Number
                                                                          Shares Purchased as    of Shares that May
                                                                           Part of Publicly       Yet Be Purchased
                           (a) Total Number of     (b) Average Price        Announced Plans     or Under the Plans or
Period                      Shares Purchased         Paid Per Share            Programs               Programs
----------------------------------------------------------------------------------------------------------------------
Month #1 (beginning                 0                     n/a                     n/a                    n/a
January 1, 2006 and
ending January 31, 2008)
----------------------------------------------------------------------------------------------------------------------
Month #2 (beginning                 0                     n/a                     n/a                    n/a
February 1, 2006 and
ending February 28,
2008)
----------------------------------------------------------------------------------------------------------------------
Month #3 (beginning                 0                     n/a                     n/a                    n/a
March 1, 2006 and
ending March 31, 2008)
----------------------------------------------------------------------------------------------------------------------
Month #4 (beginning                 0                     n/a                     n/a                    n/a
April 1, 2006 and
ending April 30, 2008)
----------------------------------------------------------------------------------------------------------------------
Month #5 (beginning May             0                     n/a                     n/a                    n/a
1, 2006 and ending May
31, 2008)
----------------------------------------------------------------------------------------------------------------------
Month #6 (beginning                 0                     n/a                     n/a                    n/a
June 1, 2006 and ending
June 30, 2008)
----------------------------------------------------------------------------------------------------------------------
Total                               0                     n/a                     n/a                    n/a
----------------------------------------------------------------------------------------------------------------------

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics is filed as Exhibit 99.CodeEth to the N-CSR filing dated 8/31/05.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

                                        By:   /s/ Thomas J. Herzfeld
                                              -------------------------
                                              Thomas J. Herzfeld
                                              President and Chairman

                                        Date: August 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By:   /s/ Thomas J. Herzfeld
                                              -------------------------
                                              Thomas J. Herzfeld
                                              President and Chairman

                                        Date: August 29, 2008


                                        By:   /s/ Cecilia L. Gondor
                                              -------------------------
                                              Cecilia L. Gondor
                                              Secretary and Treasurer
                                              (Principal Financial Officer)

                                        Date: August 29, 2008

                                   APPENDIX A
                     THE HERZFELD CARIBBEAN BASIN FUND, INC.
                       Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

The Fund shall include in its annual report to stockholders:

A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities (3); and

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

The Fund shall also include in its annual and semi-annual reports to stockholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time


----------

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

(3) This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

(4)   Id.

(5) This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

(6)   Id..

                        THOMAS J. HERZFELD ADVISORS, INC.

                                  PROXY VOTING

                             POLICIES AND PROCEDURES

I. POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II. PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

Cecilia Gondor, Executive Vice President of the Adviser, is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below) (the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.

Cecilia Gondor is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information;
(v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V. GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

--------------------------------------------------------------------------------

(1) Issues regarding the issuer's Board entrenchment and Oppose anti-takeover measures such as the following:

b. Proposals to limit the ability of shareholders to call special meetings;

c. Proposals to require super majority votes;

d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

e. Proposals regarding "poison pill" provisions; and

f. Permitting "green mail".

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(1) Providing cumulative voting rights. Oppose

(2) "Social issues," unless specific client guidelines Oppose supersede, e.g., restrictions regarding South Africa.

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(3) Election of directors recommended by management, Approve except if there is a proxy fight.

--------------------------------------------------------------------------------

(4) Election of auditors recommended by management, unless Approve seeking to replace if there exists a dispute over policies.

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(5) Date and place of annual meeting. Approve

(6) Limitation on charitable contributions or fees paid to Approve lawyers.

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(7) Ratification of directors' actions on routine matters Approve since previous annual meeting.

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(8) Confidential voting Approve Approve

----------------

(1) Because the Adviser primarily invests its clients' assets in securities of foreign issuers, the Adviser generally has not been receiving proxy statements from such issuers because the laws of the countries in which these issuers are domiciled respecting delivery of proxy statements to shareholders are different than those of the U.S.
--------------------------------------------------------------------------------

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

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(9) Limiting directors' liability Approve

(10) Eliminate preemptive right Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

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(11) Employee Stock Purchase Plan Approve
(12) Establish 401(k) Plan Approve
(13) Rotate annual meeting location/date Approve
(14) Establish a staggered Board Approve Approve
(15) Eliminate director mandatory retirement policy Case-by-Case (16) Option and stock grants to management and directors Case-by-Case
(17) Allowing indemnification of directors and/or officers Case-by-Case after reviewing the applicable laws and extent of protection requested.

--------------------------------------------------------------------------------

                                    EXHIBIT A

                  Chief Executive Officer - Thomas J. Herzfeld

Chief Financial Officer - Cecilia L. Gondor